Sunset Financial Services, Inc. Unaudited Interim Financial Statements September 30, 2014 Statement of Financial Condition (unaudited) ........................................................................................................ 1 Statement of Operations (unaudited) ....................................................................................................................... 2 Statement of Stockholder's Equity (unaudited) ........................................................................................................ 3 Statement of Cash Flows (unaudited) ...................................................................................................................... 4 Notes to Financial Statements (unaudited) .............................................................................................................. 5

1 ASSETS Fixed maturity trading securities, at fair value (amortized cost: $317) 313$ Real estate investment trusts, at fair value 51 Cash and cash equivalents 1,435 Accounts receivable (net of allowance: $24) 679 Interest receivable 2 Income tax receivable 87 Deferred tax asset 367 Total assets 2,934$ LIABILITIES Commissions payable 963$ Due to affiliated entities 172 Other accounts payable 153 Other liabilities 40 Total liabilities 1,328 STOCKHOLDER'S EQUITY Common stock, par value $10 per share; authorized, 50,000 shares; issued and outstanding, 5,000 shares 50 Additional paid in capital 4,300 Retained deficit (2,744) Total stockholder's equity 1,606 Total liabilities and stockholder's equity 2,934$ SUNSET FINANCIAL SERVICES, INC. STATEMENT OF FINANCIAL CONDITION (amounts in thousands, except share data) See accompanying Notes to Financial Statements (unaudited). September 30, 2014 (unaudited)

2 SUNSET FINANCIAL SERVICES, INC. STATEMENT OF OPERATIONS (unaudited) (amounts in thousands) 2014 2013 REVENUES Commissions: Unaffiliated 11,717$ 11,791$ Affiliated 2,731 2,201 Investment income, net 6 6 Trading investment losses, net (1) (11) Other revenue 3 - Total revenues 14,456 13,987 EXPENSES Commission fees 12,819 12,316 Administrative fees 1,512 782 Legal expenses 347 1,090 Other operating expenses 25 244 14,703 14,432 Loss before income tax benefit (247) (445) Tax benefit (86) (156) NET LOSS (161)$ (289)$ See accompanying Notes to Financial Statements (unaudited). Nine months ended September 30

3 COMMON STOCK, beginning and end of period 50$ ADDITIONAL PAID IN CAPITAL Beginning of period 3,300 Capital contribution 1,000 End of period 4,300 RETAINED DEFICIT Beginning of period (2,583) Net loss (161) End of period (2,744) STOCKHOLDER'S EQUITY 1,606$ SUNSET FINANCIAL SERVICES, INC. STATEMENT OF STOCKHOLDER'S EQUITY (amounts in thousands) See accompanying Notes to Financial Statements (unaudited). Nine Months Ended September 30, 2014 (unaudited)

4 SUNSET FINANCIAL SERVICES, INC. STATEMENT OF CASH FLOWS (unaudited) (amounts in thousands) 2014 2013 OPERATING ACTIVITIES Net loss (161)$ (289)$ Adjustments to reconcile net loss to net cash used: Trading investment losses, net (1) 10 Changes in Assets and Liabilities: Accounts receivable (253) (69) Income tax receivable/payable (11) 44 Commissions payable 257 230 Due to affiliated entities (251) 79 Other accounts payable (52) (49) Other liabilities 2 (65) Net cash used (470) (109) FINANCING ACTIVITIES Capital contribution - 1,000 Decrease in cash and cash equivalents (470) 891 Cash and cash equivalents at beginning of period 1,905 1,199 Cash and cash equivalents at end of period 1,435$ 2,090$ See accompanying Notes to Financial Statements (unaudited). Nine months ended September 30

1. Nature of Operations and Significant Accounting Policies Basis of Presentation Sunset Financial Services, Inc. (the Company) is a full-service brokerage firm offering a wide range of financial products. The Company is a wholly-owned subsidiary of Kansas City Life Insurance Company (Kansas City Life). The Company is registered as a broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA). The sales force of the Company consists primarily of agents of Kansas City Life. Revenue is primarily generated from the sale of variable life and annuity proprietary and non-proprietary products, as well as other fee based products. The unaudited interim financial statements have been prepared on the basis of U.S. generally accepted accounting principles (GAAP) for interim financial reporting with the instructions and regulations for S-K, S-X and other applicable regulations. Accordingly they do not include all of the disclosures required by GAAP for a complete financial statement. As such, these unaudited interim financial statements should be read in conjunction with the Company’s 2013 annual audited report as filed with the Securities and Exchange Commission on February 20, 2014. Management believes that the disclosures are adequate to make the information presented not misleading, and all normal and recurring adjustments necessary to present fairly the financial position at September 30, 2014 and the results of operations for all periods presented have been made. The results of operations for any interim period are not necessarily indicative of the Company’s operating results for a full year. Use of Estimates The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from such estimates. Investment Advisory Services Revenue Included in total revenues is income received from investment advisory services. During the nine months ended September 30, 2014, the Company recorded $2,174 in investment advisory services revenue. Agreement with Clearing Broker The Company acts as an introducing broker/dealer and clears all general securities transactions with and for customers on a fully disclosed basis with NFS. The Company is exempt from Rule 15c3-3 of the SEC under paragraph (k)(2)(ii) of that Rule. All customer funds and securities are received by the clearing broker, which carries the customer accounts and maintains the records of customer transactions pursuant to the requirements of Rules 17a-3 and 17a-4 of the Securities Exchange Act of 1934. For these services, the Company will pay clearing charges as set forth in the agreement between the Company and the clearing broker. The Company is contingently liable to the clearing broker for any losses incurred that may result from the clearing of customer transactions for the Company. As of September 30, 2014, the Company had a receivable of $29 and a payable of $4 with the clearing broker. New Accounting Pronouncements In April 2014, the Financial Accounting Standards Board issued guidance regarding reporting discontinued operations and expanded disclosures for disposals of components of an entity. The new guidance changes the definition of discontinued operations by limiting discontinued operations reporting to significant disposals that represent strategic shifts that have, or will have, a major effect on an entity’s operations and financial results. The guidance requires an entity to present the assets and liabilities of a disposal that qualifies as a discontinued operation to be reported separately in the asset and liability sections of the statement of financial position. Additional disclosures are required for discontinued operations and new disclosures are required for individually material disposal transactions that do not meet the definition of a discontinued operation. The guidance is effective for annual periods beginning on or after December 15, 2014 and interim periods within those years, with early adoption permitted. As of September 30, 2014 the Company is currently evaluating this guidance and its materiality to the financial statements. 2. Going Concern

6 The Company is currently a defendant in a number of FINRA arbitration proceedings related to the sale of its products. It is not possible to predict the ultimate outcome of these pending legal proceedings or to reasonably estimate the ranges of potential losses related thereto. These uncertainties raise substantial doubt about the Company’s ability to continue as a going concern. If as a result of losses from litigation the Company was to fail to meet regulatory net capital requirements, it would be required to raise additional capital to continue operations. Although the Company’s parent may assist from time to time with funding for the Company, there can be no assurance that the Company will be successful in obtaining additional capital. The accompanying financial statements do not contain any adjustments that might be necessary as a result of this uncertainty. Please see note 6, Contingencies, for additional information. 3. Fair Value Measurements Fair Values Hierarchy The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows: Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market. Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data. Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Determination of Fair Value The carrying amount of cash and cash equivalent investments approximates their fair values. The fair values for fixed maturity securities and real estate investment trusts are based on quoted market prices, where available. In the event that a price is not available from a quote market source, the Company pursues external pricing from independent brokers. In the event that the Company cannot determine a fair value from an independent broker, the Company generates a fair value from techniques that use significant assumptions not observable in the market. Fair value measurements for assets where there existed or no observable market data are calculate during the Company’s own estimates and are categorized as level 3. These estimates are based on NAV of the investment with liquidity discounts for the economic and competitive environment, unique characteristics of the asset and other pertinent factors. These estimates cannot be determined with precision and may not be realized in an actual sale and there may be inherent weakness in any valuation technique. The Company reviews prices received from service providers for unusual fluctuations as discussed below. However, if the primary pricing service does not provide a price, the Company utilizes a second pricing service if a price is available. In the event a price is not available from either third-party pricing service, the Company pursues external pricing from independent brokers. The Company performs an analysis on the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value. The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional independent third-party pricing services or brokers, where possible, a review of third-party pricing service methodologies, back testing and comparison of prices to actual trades for specific securities where observable data exists. In addition, the Company analyzes the third-party pricing services’ methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.

7 The following table presents assets and liabilities that are measured at fair value on a recurring basis at September 30, 2014: There were no transfers between levels for the nine months ended September 30, 2014. 4. Net Capital Requirements The Company is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At September 30, 2014, the Company had net capital of $1,058, which was in excess of its required net capital of $89. The Company’s ratio of aggregate indebtedness to net capital was 1.26 to 1. Historically and in the foreseeable future, the Company is dependent upon support from its parent to support operations. 5. Related Party Transactions Pursuant to terms of an agreement, Kansas City Life furnishes certain administrative services, including but not limited to legal, accounting, human resources, information technologies and fixed assets to the Company. The administrative fees for providing such items amounted to $1,482. At September 30, 2014, the Company had an accounts payable due to affiliates of $123. The cost of these services is determined based upon internal cost studies performed by Kansas City Life on behalf of the Company, which may be different than if the services were either provided by an unrelated third party or from the Company. The Company executed brokerage transactions for Kansas City Life and Sunset Life Insurance Company of America (Sunset Life) and recorded brokerage commissions of $2,731 related to these transactions. The cost of these services was also determined by Kansas City Life based upon internal cost studies. Affiliated revenues, net of related commission expenses, amounted to $93. 6. Contingencies The Company is currently a defendant in several legal proceedings described below. It is often not possible to predict the ultimate outcome of pending legal proceedings or to provide with any degree of certainty the reasonable ranges of potential losses related thereto. The matters referred to below are at stages where the Company does not have sufficient information to make an assessment of the claims for liability or damages. The claimants are seeking undefined amounts of damages or other relief, which are difficult to quantify and cannot be estimated based on the information currently available. Additionally, based on the events over the last year involving these matters, the Company does not have sufficient information at present to be able to determine the likelihood or amount of an outcome, but the resolution of any of these matters could have a material adverse effect on its financial position, results of operations, or cash flows. The Company has received a number of complaints to be heard in arbitration proceedings under FINRA rules. These complaints, which include tenant-in-common investments in real estate and a particular private placement transaction in real estate, allege most if not all of the following: that the product was unsuitable for the particular investor; that the representative and/or the Company engaged in misrepresentation, unfair trade practices, breach of fiduciary duty, breach of contract, and fraud; and that the Company failed to supervise the representative. The specific claims currently pending include: Total Quoted Prices in Active Markets for Identical Assets (Level 1) Significant Other Observable Inputs (Level 2) Significant Unobservable Inputs (Level 3) Fixed maturity securities - U.S. agency bonds 313$ -$ 313$ -$ Real estate investment trusts 51 - - 51 364$ -$ 313$ 51$

8 1) A claim filed in Texas in August 2013 related to a real estate investment trust and two oil and gas investments; and 2) A claim filed in Missouri in February 2014 related to a real estate private placement product. The Company is currently the defendant in an action in Missouri state court, under which its errors and omissions carrier is seeking a declaratory judgment that the insurer is not liable for a claim that has now been paid by the Company. While the action by the insurer only seeks to recognize non-payments of costs already incurred and booked by the Company, the Company has filed a counterclaim seeking damages related to what the Company considers to be the bad faith denial of that claim by the insurer. If successful, the Company could recover not only the already incurred costs related to the claim but also additional monies in the form of damages related to that denial. The process for all of the above claims are in the early stages and the likelihood of success of the plaintiffs or the Company is difficult to quantify and cannot be estimated based on the information currently available. The Company is also subject to regulation under the federal securities laws administered by the SEC. Federal securities laws contain regulatory restrictions and criminal, administrative, and private remedial provisions. From time to time, the SEC and FINRA examine or investigate the activities of the Company. These examinations often focus on the activities of the registered representatives and registered investment advisors doing business through that entity. It is possible that any examination may result in payments of fines and penalties, payments to customers, or both, as well as changes in systems or procedures, any of which could have a material adverse effect on the Company's financial condition or results of operations. As of September 30, 2014, the Company had no open FINRA examinations. 7. Subsequent Events On November 14, 2014, the Company completed a divestiture of certain non-proprietary agent relationships related to the Company with Securities America, Inc (“SAI”). Under this agreement SFS transferred the servicing of certain accounts primarily related to non-proprietary broker-dealer and registered investment advisory accounts to SAI. SFS will continue as a wholly-owned wholesale broker-dealer subsidiary of Kansas City Life Insurance to provide support for Kansas City Life proprietary products. As a result of this transaction the Company is to receive $3.2 million and certain other recurring revenue in subsequent years depending upon the successful retention of selected customer and agent contracts.